UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information set forth in Item 7.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.02: the information under the headings “Preliminary Third Quarter Information” and “Third Quarter Highlights” inclusive of the footnotes referenced therein.

Item 7.01. Regulation FD Disclosure. *

RE/MAX Holdings, Inc., a Delaware corporation (the “Company”), continues to evaluate the materiality of the change to the purchase accounting for six independent regions acquired between 2007 and 2017, as previously announced in Amendment No. 1 to Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2021.

The Company continues to believe that the change to purchase accounting will not affect previously reported revenue, Adjusted EBITDA, Adjusted Earnings Per Share, accounts receivable, or cash balances. However, the change may affect the Company’s balance sheet and net income, and therefore the Company is currently unable to finalize its financial results for the quarter ended September 30, 2021 (the “Third Quarter”). The Company has made substantial progress with respect to its evaluation; however, given the complexity of the analysis and number of transactions involved, the work is not yet complete. The Company has not identified any evidence of misconduct with respect to these matters.

The Company currently anticipates releasing financial results for the Third Quarter, holding the related conference call, and filing its quarterly report on Form 10-Q for the Third Quarter (the “Form 10-Q”) during the month of November 2021.

Further, as previously reported, the Company is working to complete certain pro forma financial statements and information in connection with the acquisition of the North American operations of RE/MAX INTEGRA.

Preliminary Third Quarter Information

The preliminary financial results set forth in this Form 8-K are unaudited preliminary numbers, which are subject to change. The Company has not completed its quarter closing and review process. The final results for the Third Quarter may vary materially from the preliminary financial information included in this Form 8-K. Further information about the Company’s actual Third Quarter results will be provided as part of its Third Quarter earnings conference call, earnings release, and Form 10-Q.

Third Quarter Highlights
(Compared to third quarter 2020)

•	Total revenue increased 28.0% to $91.0 million
•	Revenue, excluding the Marketing Funds, increased to $67.7 million or 25.9%, which was comprised of 6.9% organic growth, 18.3% growth from acquisitions and 0.7% growth from foreign currency movements[1]
•	Total agent count increased 4.6% to 140,936 agents
•	U.S. and Canada combined agent count increased 2.2% to 85,656 agents, led by 10.0% growth in Canada
•	Total open Motto Mortgage franchises increased 32.3% to 176 offices[2]

The Company generated total revenue of $91.0 million in the Third Quarter, an increase of $19.9 million, or 28.0%, compared to $71.1 million in the third quarter of 2020. Total revenue grew primarily due to contributions from the Company’s recent RE/MAX INTEGRA North American regions acquisition, which performed above expectations, and broad-based performance from its core business, including fewer agent recruiting initiatives versus the prior year, increased broker fees stemming from rising home prices, a RE/MAX continuing franchise fee price increase, and Motto growth. Recurring revenue streams, which consist of continuing franchise fees and annual dues, increased $8.4 million, or 25.6%, compared to the third quarter of 2020 and accounted for 61.2% of revenue (excluding the Marketing Funds) in the Third Quarter, almost even with last year’s 61.3%.

On November 3, 2021, the Company’s Board of Directors approved a quarterly cash dividend of $0.23 per share of Class A common stock. The quarterly dividend is payable on December 1, 2021, to shareholders of record at the close of business on November 17, 2021.

1 The Company defines organic revenue growth as revenue growth from continuing operations excluding Marketing Funds, revenue from acquisitions, and foreign currency movements. The Company defines revenue from acquisitions as the revenue generated from the date of an acquisition to its first anniversary (excluding Marketing Funds revenue related to acquisitions where applicable).

2 Total open Motto Mortgage franchises includes only “bricks and mortar” offices with a unique physical address with rights granted by a full franchise agreement with Motto Franchising, LLC and excludes any “virtual” offices or “Branchises”.

*   The information contained in Item 7.01 of this Current Report on Form 8-K, other than information specifically incorporated into Item 2.02, is being “furnished” and shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to: the Company’s statements related to the preliminary financial results for the Third Quarter; the Company’s belief that the changes to purchase accounting would not affect previously reported revenue, Adjusted EBITDA, Adjusted Earnings Per Share, accounts receivables, or cash balances, and statements regarding when the Company expects to release financial results for the Third Quarter, hold the related conference call, and file its quarterly report on Form 10-Q. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the global COVID-19 pandemic, which continues to pose significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees, and employees, as well as home buyers and sellers. Other important risks and uncertainties include, without limitation (1) that the preliminary results for the Third Quarter are preliminary and subject to change pending the completion of the Company’s quarterly closing process and review, (2) that the Company’s review of the matters described above is ongoing and the amounts at issue to which they relate have not been definitively determined, (3) that additional adjustments may be identified, the impact of which could be material, and (4) the timing of the release of the financial results, the related conference call, and the filing of the Form 10-Q are estimates and are subject to change, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: November 3, 2021	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer

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